VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2012
VARIABLE INTEREST ENTITIES
VARIABLE INTEREST ENTITIES

7. VARIABLE INTEREST ENTITIES

        We evaluate our investments and transactions to identify variable interest entities for which we are the primary beneficiary. We hold a variable interest in the following four joint ventures for which we are the primary beneficiary:

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  Rubicon LLC manufactures products for our Polyurethanes and Performance Products segments. The structure of the joint venture is such that the total equity investment at risk is not sufficient to permit the joint venture to finance its activities without additional financial support. By virtue of the operating agreement with this joint venture, we purchase a majority of the output, absorb a majority of the operating costs and provide a majority of the additional funding.

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  Pacific Iron Products Sdn Bhd manufactures products for our Pigments segment. In this joint venture we supply all the raw materials through a fixed cost supply contract, operate the manufacturing facility and market the products of the joint venture to customers. Through a fixed price raw materials supply contract with the joint venture we are exposed to the risk related to the fluctuation of raw material pricing.

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  Arabian Amines Company manufactures products for our Performance Products segment. Prior to July 1, 2010, this joint venture was in the development stage and the total equity investment at risk was sufficient for the joint venture to finance its activities without additional support. Therefore, Arabian Amines Company was accounted for under the equity method. In July 2010, Arabian Amines Company exited the development stage, which triggered the reconsideration of Arabian Amines Company as a variable interest entity. As required in the operating agreement governing this joint venture, we purchase all of Arabian Amines Company's production and sell it to our customers. Substantially all of the joint venture's activities are conducted on our behalf. Accordingly, we concluded that we were the primary beneficiary and began consolidating Arabian Amines Company beginning July 1, 2010.

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  Sasol-Huntsman is our 50%-owned joint venture with Sasol that owns and operates a maleic anhydride facility in Moers, Germany. This joint venture manufactures products for our Performance Products segment. Prior to April 1, 2011, we accounted for Sasol-Huntsman using the equity method. In April 2011, an expansion at this facility began production, which triggered the reconsideration of this joint venture as a variable interest entity. The joint venture uses our technology and expertise, and we bear a disproportionate amount of risk of loss due to a related-party loan to Sasol-Huntsman for which we bear the default risk. As a result, we concluded that we were the primary beneficiary and began consolidating Sasol-Huntsman beginning April 1, 2011.

        Creditors of these entities have no recourse to our general credit, except in the event that we offer guarantees of specified indebtedness. See "Note 14. Debt—Direct and Subsidiary Debt." As the primary beneficiary of these variable interest entities at December 31, 2012, the joint ventures' assets, liabilities and results of operations are included in our consolidated financial statements.

        The following table summarizes the carrying amount of our variable interest entities' assets and liabilities included in our consolidated balance sheets, before intercompany eliminations, as of December 31, 2012 and 2011 (dollars in millions):

	December 31,
	2012	2011
Current assets	$163	$140
Property, plant and equipment, net	378	403
Other noncurrent assets	61	61
Deferred income taxes	45	45
Intangible assets	19	23
Goodwill	16	15

Total assets	$682	$687

Current liabilities	$348	$145
Long-term debt	82	269
Deferred income taxes	8	9
Other noncurrent liabilities	102	110

Total liabilities	$540	$533

        In April 2011, Arabian Amines Company settled a dispute with its contractors and received an amount totaling $11 million. Of this $11 million settlement, $8 million was related to damages incurred due to the delayed initial acceptance of the plant. This amount was recorded as other operating (income) expense in the consolidated statements of operations and included in the cash flows from operating activities in the consolidated statements of cash flows. The remaining $3 million of the settlement was received for the reimbursement of capital expenditures for work left unfinished by the contractors. This amount was included in cash flows from investing activities in the consolidated statements of cash flows.

        The following table summarizes the fair value of Sasol-Huntsman's assets and liabilities recorded upon initial consolidation in our consolidated balance sheet, before intercompany eliminations (dollars in millions):

April 1, 2011
Current assets	$61
Property, plant and equipment, net	155
Intangible assets	16
Goodwill	17

Total assets	$249

Current liabilities	$23
Long-term debt	93
Deferred income taxes	8
Other noncurrent liabilities	7

Total liabilities	$131

        Goodwill of $17 million was recognized upon consolidation of Sasol-Huntsman, of which approximately $12 million is deductible for income tax purposes. The total amount of goodwill changed approximately $2 million from the date of consolidation to December 31, 2011, due to a change in the foreign currency exchange rate. All other intangible assets are being amortized over an average useful life of 18 years. The net change to goodwill in response to changes in the foreign currency exchange rate during 2012 was $1 million.

        Sasol-Huntsman had revenues and earnings of $116 million and $7 million, respectively, for the period from the date of consolidation to December 31, 2011. If this consolidation had occurred on January 1, 2010, the approximate pro forma revenues attributable to our Company would have been $11,259 million and $9,337 million for 2011 and 2010, respectively. There would have been no impact to the combined earnings attributable to us excluding a one-time noncash gain of approximately $12 million recognized upon consolidation included in other operating income in the consolidated statements of operations and comprehensive (loss) income. Upon consolidation we also recognized a one-time noncash income tax expense of approximately $2 million. The fair value of the noncontrolling interest was estimated to be $61 million at April 1, 2011. The noncontrolling interest was valued at 50% of the fair value of the net assets as of April 1, 2011, as dictated by the ownership interest percentages, adjusted for certain tax consequences only applicable to one parent.